UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 6, 2011

ELEVATE, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-34642	26-1607874
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

180 Avenida La Pata, Suite 201
San Clemente, California 92673
(Address of Principal Executive Offices, including zip code)

(949) 276-5428
(Registrant’s telephone number, including area code)

Highland Business Services, Inc.
201 Avenida Fabricante, Suite 100, San Clemente, CA 92672
(Former name, former address, if changed since last report)

Copies of Communications to:
Stoecklein Law Group
Emerald Plaza
402 West Broadway
Suite 690
San Diego, CA 92101
(619) 704-1310
Fax (619) 704-0556

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03 Amendment Articles of Incorporation.

On October 13, 2011, the Registrant changed its name from Highland Business Services, Inc. to Elevate, Inc., decreased the number of authorized common stock from 450,000,000 to 100,000,000 shares, and authorized 10,000,000 shares of preferred stock, par value $0.001 per share. The amendments occurred as a result of our stockholders approving the amendments at the 2011 Annual Meeting of Stockholders. A copy of the Certificate of Amendment is attached hereto as Exhibit 3(i)(e).

Item 5.07 Submission of Matters to a Vote of Security Holders.

The following proposals were submitted to the stockholders by proxy at the 2011 Annual Meeting of Stockholders held on October 6, 2011:

(1)	The election of three members of the board of directors to serve for the ensuing year or until their successor have been duly elected and qualified.

(2)	The approval of an amendment to the Company’s articles of incorporation to change the name of the Company to “Elevate, Inc. or any other similar name;”

(3)	The approval of an amendment to the Company’s articles of incorporation to decrease the number of shares of common stock we are authorized to issue from 450,000,000 to 100,000,000 shares;

(4)	The approval of an amendment to the Company’s articles of incorporation to authorize 10,000,000 shares of “blank check” preferred stock, par value $0.001 per share;

(5)	The approval of the 2011 Stock Incentive Plan;

(6)	The ratification of the appointment of De Joya Griffith & Company, LLC as our independent auditors for the fiscal year ending May 31, 2012

For more information about the foregoing proposals, see our proxy statement dated September 22, 2011, the relevant portions of which are incorporated herein by reference.  Holders of our common stock are entitled to one vote per share.  Only stockholders of record at the close of business on August 26, 2011, were entitled to vote.  The number of votes cast for and against and the number of abstentions and non-votes with respect to each matter voted upon are set forth below:

Election of Directors

Director Nominee	Votes For	Votes Withheld	Non-Votes
Wright Thurston	15,047,340	0	10,039,260
Calvin Fox	15,047,340	0	10,039,260
Kathleen Roberts	15,047,340	0	10,039,260

The three nominees were elected to the Board of Directors, and will serve as directors until our next annual meeting or until their respective successors are elected and qualified.

Approval of Amendment to the Company’s Articles of Incorporation to Change the Name of the Company to “Elevate, Inc. or Any Other Similar Name”

The results of the voting were 15,047,340 votes for, 0 votes against, 0 abstentions, and 10,039,260 non-votes. The amendment was approved.

Approval of Amendment to the Company’s Articles of Incorporation to Decrease the Number of Shares of Common Stock we are Authorized to Issue from 450,000,000 to 100,000,000 Shares

The results of the voting were 15,047,340 votes for, 0 votes against, 0 abstentions, and 10,039,260 non-votes. The amendment was approved.

Approval of Amendment to the Company’s Articles of Incorporation to Authorize 10,000,000 Shares of “Blank Check” Preferred Stock, Par Value $0.001 Per Share

The results of the voting were 15,047,340 votes for, 0 votes against, 0 abstentions, and 10,039,260 non-votes. The amendment was approved.

Approval of the 2011 Stock Incentive Plan

The results of the voting were 15,047,340 votes for, 0 votes against, 0 abstentions, and 10,039,260 non-votes. The 2011 Stock Incentive Plan was approved.

Ratification of De Joya Griffith & Company, LLC as Our Independent Registered Public Accounting Firm

The results of the voting were 15,047,340 votes for, 0 votes against, 0 abstentions, and 10,039,260 non-votes. The appointment of De Joya Griffith & Company, LLC was ratified.

Section 9 – Financial Statements and Exhibits

Item 9.01 Exhibits

Exhibit Number	Description
3i(e)	Certificate of Amendment – Dated October 13, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

ELEVATE, INC.

By: /S/ Wright Thurston
Wright Thurston, Chief Executive Officer

Date:  October 17, 2011